Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.0148%



        Excess Protection Level
          3 Month Average  5.23%
          January, 2000  5.35%
          December, 1999  4.56%
          November, 1999  5.78%


        Cash Yield                                  17.74%


        Investor Charge Offs                        4.73%


        Base Rate                                   7.66%


        Over 30 Day Delinquency                     5.03%


        Seller's Interest                           9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,800,914,393.58